Sales contracts	12 Months Ended
Dec. 31, 2022
Sales contracts [Abstract]
Sales contracts
13.	Sales contracts

On December 31, 2020, through an asset acquisition from Westwater Resources, Inc. the Company acquired an agreement with UG USA, Inc. (“UG”). The contract provided for delivery of one-half of the Company’s actual production, for a total of 3,000,000 pounds U3O8, from its properties in Texas at discounted spot market prices. In August 2021, the Company and UG agreed to terminate this agreement for a cancellation fee of $2,750,000, which was paid by the Company to UG on January 15, 2022.

In July 2021, the Company entered into a new uranium supply contract with UG. Pursuant to the agreement, UG will purchase U3O8 from the Company for up to 2,000,000 pounds U3O8 from 2023 through 2027. The sales price under the new agreement will continue to be tied to spot market pricing.

In December 2021, the Company entered into a new uranium supply contract. Pursuant to the agreement, a large utility will purchase U3O8 from the Company for up to 1,300,000 pounds from 2024 through 2030. The sales price under the agreement will be tied to spot market pricing with a ceiling price significantly higher than spot market price at the time of the agreement.

In June 2022, the Company entered into a new uranium supply contract. Pursuant to the agreement, a domestic utility will purchase U3O8 from the Company for up to 600,000 pounds commencing in 2025. The sales price will be market based with a floor price and an inflation adjusted ceiling price.

In December 2022, the Company was awarded a contract to sell 100,000 pounds of uranium concentrates to the United States Government at a price of $70.50 per pound.

As of December 31, 2022, uranium sales contracts over the next five years are as follows:

Sales Commitments in Pounds
Fiscal 2023	500,000
Fiscal 2024	600,000
Fiscal 2025	700,000
Fiscal 2026	700,000
Fiscal 2027	650,000